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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

East West Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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East West Bancorp, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 28, 2009

        Notice is hereby given that the annual meeting (the "Meeting") of the stockholders of East West Bancorp, Inc. (the "Company") will be held at 135 N. Los Robles Ave., 6th Floor, Pasadena, California on May 28, 2009, beginning at 2:00 p.m. for the following purposes:

  1.
  Election of Directors.    The election of all directors to serve until the next annual meeting of stockholders and to serve until his or her successors are elected and qualified;

  2.
  Ratification of Auditors.    Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2009;

  3.
  Advisory Vote to Approve Executive Compensation.    An advisory vote to approve executive compensation; and

  4.
  Other Business.    The transaction of such other business as may properly come before the Meeting or any postponement or adjournment of the Meeting.

        Properly signed and returned proxy cards permit the Proxyholders named therein to vote on such other business as may properly come before the Meeting and at any and all adjournments thereof, in his discretion. As of the date of mailing, the Board of Directors of the Company is not aware of any other matters that may come before the Meeting.

        Only those stockholders of record at the close of business on March 31, 2009 shall be entitled to notice of and to vote at the Meeting.

        YOUR VOTE IS VERY IMPORTANT. STOCKHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

By order of the Board of Directors

DOUGLAS P. KRAUSE Corporate Secretary

Pasadena, California
April 23, 2009

East West Bancorp, Inc.

135 N. Los Robles Avenue, 7th Floor
Pasadena, California 91101
(626) 768-6000

 PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS

To be held May 28, 2009

 GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board of Directors" or "Board") of East West Bancorp, Inc. (the "Company") for use at its annual meeting ("Meeting") of stockholders to be held on May 28, 2009, at 135 N. Los Robles Avenue, 6th Floor, Pasadena, California, at 2:00 p.m. and at any adjournment thereof. This Proxy Statement and the enclosed proxy card ("Proxy") and other enclosures are first being mailed to stockholders on or about April 23, 2009. Only stockholders of record on March 31, 2009 ("Record Date") are entitled to vote in person or by proxy at the Meeting or any adjournment thereof. The mailing address of the Company's principal executive office is 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101.

Matters to be Considered

  The matters to be considered and voted upon at the Meeting will be:

  1.
  Election of Directors.    The election of nine persons as directors for one year terms until the next annual meeting of shareholders and to serve until his or her successors are elected and qualified. The Board of Directors' nominees are:

Peggy Cherng Rudolph I. Estrada Julia S. Gouw Andrew S. Kane John Lee Herman Y. Li Jack C. Liu Dominic Ng Keith W. Renken
  2.
  Ratification of Auditors.    Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2009;

  3.
  Advisory Vote to Approve Executive Compensation.    An advisory vote to approve executive compensation; and

  4.
  Other Business.    The transaction of such other business as may properly come before the Meeting or any postponement or adjournment of the Meeting.

Costs of Solicitation of Proxies

        This solicitation of Proxies is made on behalf of the Board of Directors of the Company and the Company will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in this solicitation of Proxies also will be borne by the Company. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with it in connection with the solicitation of Proxies.

Outstanding Securities and Voting Rights; Revocability of Proxies

        The authorized capital stock of the Company consists of 200,000,000 shares of common stock, par value $0.001 per share ("Common Stock"), of which 63,951,931 shares were issued and outstanding on the Record Date, and 5,000,000 shares of serial preferred stock, par value $0.001 per share, of which 503,051 shares were issued and outstanding on the Record Date. A majority of the outstanding shares of Common Stock constitutes a quorum for the conduct of business at the Meeting. Abstentions and broker non-votes will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Each stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the stockholders.

        The Company's Certificate of Incorporation does not authorize cumulative voting. For the election of directors, the persons receiving the highest number of votes "FOR" will be elected. Accordingly, abstentions, broker non-votes and votes "WITHHELD" in the election of directors have no legal effect.

        Unless otherwise required by law, the Certificate of Incorporation, or Bylaws, approval of the proposals that may properly come before the Meeting, other than the election of directors, require the affirmative vote of the majority of shares present in person or by proxy at the Meeting and entitled to vote.

        A Proxy for use at the Meeting is enclosed. The Proxy must be signed and dated by you or your authorized representative or agent. You may revoke a Proxy at any time before it is exercised at the Meeting by submitting a written revocation to the Secretary of the Company or a duly executed Proxy bearing a later date or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

        Brokers who hold shares of Common Stock for the accounts of their clients (who hold their shares in "street name") may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within ten days of the meeting. Certain proposals other than the election of directors are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to vote on those items. When a broker votes a client's shares on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes". There are no broker non-votes on the election of directors (Proposal No. 1), the ratification of auditors (Proposal No. 2), and the advisory vote on executive compensation (Proposal No. 3).

        Unless revoked, the shares of Common Stock represented by properly executed Proxies will be voted in accordance with the instructions given thereon. In the absence of any instruction in a properly executed Proxy, your shares of Common Stock will be voted:

  •
  "FOR" the election of all nine nominees for the Board of Directors;

  •
  "FOR" the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2009;

  •
  "FOR" the advisory approval of executive compensation.

        The enclosed Proxy confers discretionary authority with respect to matters incident to the Meeting and any other proposals of which management did not have notice at least 45 days prior to the date on which the Company mailed its proxy material for last year's annual meeting of stockholders. As of the date hereof, management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors.

Important Notice Regarding Availability of Proxy Materials
for the 2009 Annual Meeting of Stockholders to be Held on May 28, 2009

        Pursuant to the Securities and Exchange Commission rules related to the availability of proxy materials, we have chosen to make our Proxy Statement, Annual Report on Form 10-K, and Proxy Card available on the Internet at the "Investor Relations—Electronic Literature" section of our corporate website at www.eastwestbank.com.

 BENEFICIAL STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of Common Stock as of the Record Date by (i) each person known to the Company to own more than 5% of the outstanding Common Stock, (ii) the directors and nominees for director of the Company, (iii) the Chief Executive Officer, Chief Financial Officer and the three other highest compensated executive officers of the Company and its subsidiaries whose total annual compensation in 2008 exceeded $100,000 (the "Named Executives"), and (iv) all executive officers and directors of the Company and its subsidiaries, as a group:

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)		Percent of Class(2)
Wells Fargo & Company(3) 420 Montgomery Street San Francisco, California 94163	9,458,357		14.79%
FMR LLC(4) 82 Devonshire Street Boston, Massachusetts 02109	5,705,008		8.92%
T. Rowe Price(5) 100 E. Pratt Street Baltimore, Maryland 21202	5,417,900		8.47%
Earnest Partners, LLC(6) 1180 Peachtree Street NE, Suite 2300 Atlanta, Georgia 30309	4,259,726		6.66%
Dominic Ng	1,185,820		1.85%
John Lee	336,730	(7)	*
Julia S. Gouw	265,491	(8)	*
Peggy Cherng	222,158		*
Keith W. Renken	64,331		*
Donald S. Chow	62,966		*
Herman Y. Li	48,123		*
Wellington Chen	42,789		*
Jack C. Liu	30,558		*
Rudolph I. Estrada	19,387	(9)	*
Thomas J. Tolda	18,423		*
Andrew S. Kane	9,281		*
All Directors and Named Executive Officers, as a group (12 persons)	2,306,057		3.61%

*
Less than 1%.

(1)
Except as otherwise noted and except as required by applicable community property laws, each person has sole voting and disposition powers with respect to the shares.

(2)
Shares which the person (or group) has the right to acquire within 60 days after the Record Date are deemed to be outstanding in calculating the ownership and percentage ownership of the person (or group). Specifically, the following individuals have the right to acquire the shares indicated after their names upon the exercise of such stock options: Mr. Ng, 856,334; Mr. Chen, 19,189; Ms. Cherng, 20,000; Mr. Chow, 13,345; Mr. Estrada, 7,500; Ms. Gouw, 67,877; Mr. Li, 20,000;

  Mr. Liu, 17,000; and Mr. Renken, 40,000. The aggregate number of shares issuable upon the exercise of options currently exercisable held by the directors and officers as a group, is 1,061,245.

(3)
Based on Schedule 13G filed with the Securities and Exchange Commission on January 12, 2009 by Wells Fargo & Company.

(4)
Based on Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009 by FMR LLC.

(5)
Based on Schedule 13G filed with the Securities and Exchange Commission on February 12, 2009 by T. Rowe Price Associates, Inc. These securities are owned by various individual and institutional investors, representing 8.5% of the shares outstanding, which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(6)
Based on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2009 by Earnest Partners, LLC.

(7)
296,830 of these shares are held in the John M. Lee Trust for which Mr. Lee has voting and investment power.

(8)
2,000 of these shares are owned by family members for whom Ms. Gouw has voting and investment power; Ms. Gouw disclaims any beneficial interest in such shares.

(9)
2,414 of these shares are held in the Summit Group Profit Sharing Plan for which Mr. Estrada has voting and investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), requires that the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities file with the Securities and Exchange Commission (the "SEC"), and with each exchange on which the Common Stock trades, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent holders are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of reports provided during the fiscal year ended December 31, 2008, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors Recommends a Vote "For" All Nominees

Board of Directors and Nominees

        The Company's Certificate of Incorporation and Bylaws provide that the number of directors shall be determined from time to time by the Board of Directors but may not be less than five. The Board of Directors is currently composed of nine members. Until 2008, the Board was divided into three classes of approximately equal size and the members of each class were elected to serve a three-year term. At the Meeting of Stockholders in 2008, our stockholders approved an amendment to our Amended Certificate of Incorporation that provided for the elimination of the classification of our Board and the annual election of all our directors. This amendment resulted in the directors at the Meeting of Stockholders in 2008 and thereafter being elected to serve one-year terms.

        The directors proposed for election at the Meeting are Peggy Cherng, Rudolph I. Estrada, Julia S. Gouw, Andrew S. Kane, John Lee, Herman Y. Li, Jack C. Liu, Dominic Ng and Keith Renken. All of the nominees have indicated their willingness to serve and, unless otherwise instructed, Proxies will be voted in such a way as to effect, if possible, the election of the nine nominees for election as directors. In the event that any nominee should be unable to serve as a director, it is intended that the Proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any of the nominees for director will be unavailable to serve on the Board of Directors.

        None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company. As of the date hereof, no directorships are held by any director with a company which has a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, except that Mr. Ng is a director of Mattel, Inc. and Mr. Renken is a director of Willdan Group, Inc.

        The following table sets forth certain information with respect to the Board's nominees for director and the current continuing directors of the Company. All directors of the Company are also directors of East West Bank (the "Bank"), the Company's principal subsidiary. Executive officers serve at the pleasure of the Board of Directors, subject to restrictions set forth in their employment agreements.

See "ELECTION OF DIRECTORS" and "Employment Agreements and Potential Payments Upon Termination or Change-in-Control".

Name of Director	Age(1)	Year First Elected or Appointed(2)	Current Term to Expire
Nominees for term expiring 2010:
Peggy Cherng	61	2002	2009
Rudolph I. Estrada	61	2005	2009
Julia S. Gouw	49	1997	2009
Andrew S. Kane	56	2007	2009
John Lee	77	2006	2009
Herman Y. Li	56	1998	2009
Jack C. Liu	50	1998	2009
Keith W. Renken	74	2000	2009
Dominic Ng	50	1991	2009

(1)
Age as of March 31, 2009.

(2)
Refers to the earlier of the year the individual first became a director of the Company and the Bank.

        The principal occupation during the past five years of each director and nominee is set forth below. All directors have held their present positions for at least five years, unless otherwise stated.

        Peggy Cherng is Co-Chair of Panda Restaurant Group, which includes more than 12,000 restaurants in the United States, Puerto Rico and Japan. Dr. Cherng holds a Ph.D. in Electrical Engineering and serves on the boards of the National Restaurant Association, Methodist Hospital of Southern California, Children's Hospital Los Angeles and UCLA Anderson School of Management.

        Rudolph I. Estrada is a former Presidential appointee serving as Commissioner on the White House Commission on Small Business. He also served as the Los Angeles District Director for the U.S. Small Business Administration. Mr. Estrada is President and CEO of Estradagy Business Advisors, a business and banking advisory group and serves as a professor of business and economics with the California State University system. He serves on the boards of several corporate and non-profit organizations.

        Julia S. Gouw is Vice Chairman of the Board of East West Bancorp, Inc. and East West Bank. Ms. Gouw served as Executive Vice President of East West Bancorp, Inc. and East West Bank until her retirement at the end of 2008, serving as Chief Financial Officer until April 2008 and as Chief Risk Officer from April 2008 through the end of 2008. Prior to joining East West, Ms. Gouw spent over five years as a CPA with KPMG LLP. Ms. Gouw was ranked among the top 10 bank CFOs in the nation by U.S. Banker in January 2006. She serves on the Board of Visitors of the UCLA School of Medicine and the Board of Trustees for Saint John's Health Center Foundation.

        Andrew S. Kane, OBE, is Chief Operating Officer of Advantage Fitness Products (AFP), a provider of fitness and wellness based solutions. Before joining AFP in 2008, he was Vice Chairman, West Coast of Galen Capital Corporation and at HSBC as a Managing Director/CEO of the Private Bank in Southern California. Prior to joining HSBC, Mr. Kane was a partner with Arthur Andersen. In 1998 he was awarded the Order of the British Empire (OBE) by Her Majesty Queen Elizabeth II. Mr. Kane has served on a number of boards, including the LA World Affairs Council, United Way, Center Theater Group (LA Music Center) and UCLA Medical Center Board of Visitors.

        John Lee is Vice Chairman of the Board of East West Bancorp, Inc. and East West Bank. Mr. Lee co-founded Standard Bank in 1980—a $923 million asset federal savings bank acquired by East West. Mr. Lee was one of the founders of East West Bank and the first general manager of the Bank in the

Chinatown District of Los Angeles. Mr. Lee is active in a variety of philanthropic activities and is an avid supporter of education in Chinese art and culture.

        Herman Y. Li is Chairman of the C&L Restaurant Group Inc., a franchisee of Burger King and Denny's in multiple states. Mr. Li is President of the Southern California Burger King Franchisee Association and a member of the Burger King Corporation's Diversity Action Council. He also serves on the Board of Directors of the National Franchisee Association representing over 8,000 Burger King restaurants worldwide. Mr. Li is Treasurer of the Committee of 100.

        Jack C. Liu, Esq. is Senior Advisor for Morgan Stanley International Real Estate Fund ("MSREF") and is President of MSREF's affiliates New Recovery Asset Management Corp. in Taiwan. He also serves as a member of the Board of Supervisors for Taiwan Tobacco & Liquors Corp. (TTL). TTL is 100% owned by the Ministry of Finance, Republic of China. Mr. Liu is admitted to practice law in the jurisdictions of California, Washington, D.C. and the Republic of China. His legal expertise is in international corporate, real estate and banking.

        Dominic Ng is Chairman, President and Chief Executive Officer of East West Bancorp, Inc. and East West Bank. Prior to taking the helm of East West in 1992, Mr. Ng was President of Seyen Investment, Inc. and spent over a decade as a CPA with Deloitte & Touche LLP. Mr. Ng serves on the boards of the Federal Reserve Bank of San Francisco, Los Angeles Branch and Mattel, Inc.

        Keith W. Renken is Managing Partner of Renken Enterprises, a family business which provides consulting services to growth companies. Mr. Renken is a former Senior Partner of Deloitte & Touche, LLP, from which he retired in 1992 after 32 years with the firm. Subsequent to which he was a professor in the University of Southern California Executive in Residence Program for 14 years, from 1992 to 2006. He now serves on the board of directors of Willdan Group, Inc., a public entity, as well as several other private for profit and not for profit entities.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

 CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

        The Company is committed to having sound corporate governance principles. These principles are essential to running the Company's business efficiently and to maintaining the Company's integrity in the marketplace. The Company has adopted formal Corporate Governance Guidelines to explain our corporate governance principles to investors. In addition, the Company has also adopted a Code of Ethical Conduct. These guidelines, as well as our Code of Ethics and other governance matters of interest to investors, are available through our website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

DIRECTOR INDEPENDENCE/FINANCIAL EXPERTS

        The Company's Board of Directors has conducted a review regarding the "independence" of each of its members under the standards of Rule 4200(a) (15) of the Nasdaq Stock Market, Inc. ("NASDAQ") listing standards. The Board has determined that seven of its nine continuing members, all of whom are non-employee directors, satisfy the NASDAQ's "independence" requirements. These independent directors are: Peggy Cherng, Rudolph I. Estrada, Andrew S. Kane, John Lee, Herman Y. Li, Jack C. Liu and Keith W. Renken. Accordingly, a majority of the Board of Directors, and each member of its Audit, Compensation, and Nominating/Corporate Governance Committees, satisfy the independence requirements of the NASDAQ.

        In addition, the Board of Directors has conducted a review regarding the qualifications of each member of the Audit Committee under the standards of Rule 4350(d) (2) of the NASDAQ listing standards and Section 10A(m) of the Exchange Act and determined that all members meet these standards.

        The Company's Board of Directors has also conducted a review regarding whether any members of the Audit Committee meet the criteria to be considered a "financial expert" as that term is defined by the SEC. Based on its review, the Board determined that all members of the Audit Committee, Andrew S. Kane, John Lee, Keith W. Renken, and Herman Y. Li, its chairman, qualify as "financial experts" by reason of their prior job experience.

COMMITTEES OF THE BOARD OF DIRECTORS

        The business of the Company's Board of Directors is conducted through its meetings, as well as through meetings of its committees. Set forth below is a description of the committees of the Board.

Audit Committee

        The Audit Committee reviews and reports to the Board on various auditing and accounting matters. The Audit Committee also engages the independent public accountants, reviews the scope and results of the procedures for internal auditing, reviews the Company's financial statements, reviews the independence of the Company's independent auditors, and approves all auditing and non-auditing services performed by its independent auditors. The Audit Committee currently consists of Andrew S. Kane, John Lee, Keith W. Renken, and Herman Y. Li as chairman. All members of the Audit Committee have been determined by the Board to be independent under the standards of Rule 4200(a)(15) of the NASDAQ listing standards. The Bank also has an Audit Committee, which consists of the same directors who comprise the Company's Audit Committee and which generally meets jointly with the Company's Audit Committee. The charter of the Company's Audit Committee is available through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

Compensation Committee

        The Compensation Committee establishes executive compensation policies as well as the actual compensation of the Chief Executive Officer. The Compensation Committee currently consists of Peggy Cherng, Keith W. Renken, and Jack C. Liu as chairman. All members of the Compensation Committee have been determined by the Board to be independent under the standards of Rule 4200(a)(15) of the NASDAQ listing standards. The Bank also has a Compensation Committee, which consists of the same directors who comprise the Company's Compensation Committee and which generally meet jointly with the Company's Compensation Committee. The charter of the Compensation Committee is available through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

        The Compensation Committee's responsibilities include:

  •
  Approving the annual and long-term incentive compensation programs for the CEO and other executive management;

  •
  Annually, establishing and evaluating the CEO's performance and compensation;

  •
  Annually, approving annual compensation and grants of incentive shares to all other executive officers;

  •
  Conducting the executive evaluation process in a manner that promotes trust and open communication between the Board and CEO, ensuring the CEO understands the Board's expectations, and providing feedback to the CEO on his or her performance;

  •
  Reviewing and making recommendations to the Board of Directors with respect to the compensation of directors.

        The CEO provides reviews and recommendations for senior management personnel for the consideration of the Compensation Committee. The performance of the CEO and other executive officers is reviewed by the Compensation Committee. Additionally, the Compensation Committee employs Towers Perrin, an independent executive compensation consulting firm, as its compensation consultant. The role of Towers Perrin is to assist and advise the Compensation Committee in its deliberations.

Risk Oversight Committee

        The Risk Oversight Committee reviews enterprise risk management, including credit matters, the loan portfolio, asset-liability policy, capital requirements and ratios, and interest rate risk. The Risk Oversight Committee currently consists of Peggy Cherng, Rudolph I. Estrada, John Lee, Julia S. Gouw and Keith W. Renken as chairman. The Bank also has a Risk Oversight Committee, which consists of the same directors who comprise the Company's Risk Oversight Committee and which generally meets jointly with the Company's Risk Oversight Committee. The charter of the Risk Oversight Committee is available through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

Nominating/Corporate Governance Committee

        The Nominating/Corporate Governance Committee nominates persons for election as directors and reviews corporate governance matters. The Nominating/Corporate Governance Committee currently consists of Rudolph I. Estrada, Jack C. Liu, and Herman Y. Li as chairman. All members of the Nominating/Corporate Governance Committee have been determined by the Board to be independent under the standards of Rule 4200(a)(15) of the NASDAQ listing standards. The Bank also has a Nominating/Corporate Governance Committee, which consists of the same directors who comprise the Company's Nominating/Corporate Governance Committee and which generally meets jointly with the

Company's Nominating/Corporate Governance Committee. The charter of the Nominating/Corporate Governance Committee is available through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

Executive Committee

        The Executive Committee is authorized to exercise certain powers of the Board of Directors during intervals between the meetings of the Board of Directors. The Executive Committee currently consists of Rudolph I. Estrada, Dominic Ng and Julia S. Gouw. The Bank also has an Executive Committee, which consists of the same directors who comprise the Company's Executive Committee. The charter of the Executive Committee is available through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

Board Attendance of Meetings

        The Company's Board of Directors met nine times during 2008 and the Bank's Board of Directors and the various Board committees of the Company and the Board met 29 times during 2008. All of the directors attended at least 89% of the meetings of the Company's Board of Directors, and on average attended 97% of the meetings of the Bank Board and of the Committees on which he or she served in 2008. The policy of the Company is to encourage all directors who are being elected and all directors who are also employees of the Company to attend the annual meeting of stockholders. All of the directors attended the 2008 annual meeting of stockholders.

 CONSIDERATION OF DIRECTOR NOMINEES

Stockholder Nominees

        The policy of the Nominating/Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described below under "Identifying and Evaluating Nominees for Directors." In evaluating such nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under "Director Qualifications." Any stockholder nominations proposed for consideration by the Nominating/Corporate Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

  Corporate Secretary
  East West Bancorp, Inc.
  135 N. Los Robles Avenue, 7th Floor
  Pasadena, California 91101

        In addition, nominations for director may be made by any stockholder entitled to vote for the election of directors if proper notice is given in accordance with the Bylaws. Notice of a stockholder's intention to make any nominations must be made in writing and must be delivered to the Secretary of the Company at the principal executive offices of the Company no later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the meeting at which directors are to be elected. However, in the event that less than sixty-five (65) days notice of the meeting is given to stockholders, notice by the stockholder, to be timely, must be delivered not later than the close of business on the seventh (7th) day following the date of mailing notice of the meeting to stockholders. Such notification shall contain the following information: (a) all information about each proposed nominee that would be required in a proxy solicitation under the federal proxy rules; (b) the name and address of the notifying stockholder; and (c) the number of shares of the Company's Common Stock beneficially owned by the notifying stockholder. Nominations not made in accordance with the requirements in the Bylaws may be disregarded.

Director Qualifications

        The Company's Corporate Governance Guidelines contain Board membership criteria that apply to Nominating/Corporate Governance Committee recommended nominees for a position on the Board. Under these criteria, members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, finance, accounting, law or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties.

Identifying and Evaluating Nominees for Directors

        The Nominating/Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating/Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating/Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating/Corporate Governance Committee, and may

be considered at any point during the year. As described above, the Nominating/Corporate Governance Committee considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating/Corporate Governance Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the Company's annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating/Corporate Governance Committee. In evaluating such nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

COMMUNICATIONS WITH THE BOARD

        The Company's Board of Directors welcomes suggestions and comments from stockholders. All stockholders are encouraged to attend the annual meeting of stockholders where senior management and outside auditors, as well as members of the Board, will be available to answer questions. Stockholders may also send written communications to the Board by writing to the Secretary of the Board of Directors at East West Bancorp, Inc., 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101. All communications (other than commercial communications soliciting the sale of goods or services to, or employment with, the Company or directors of the Company) will be directed to the appropriate committee or to the Chairman of the Board or to any individual director specified in the communication, as applicable.

EXECUTIVE SESSIONS

        Executive sessions of non-management directors are generally held after every regularly scheduled Board meeting, at least six times a year. The sessions are scheduled and chaired by a presiding director on a rotating basis by the Chair of the Audit Committee, the Compensation Committee, the Risk Oversight Committee, and the Nominating/Corporate Governance Committee. In addition, the non-management directors generally also meet separately with only the Chief Executive Officer in an executive session after each regularly scheduled board meeting. Any non-management director can request that an additional executive session be scheduled.

STOCK OWNERSHIP GUIDELINES

        All directors and executive officers are encouraged to own the Company's Common Stock to further align management's financial interests with stockholders' interests. Under the Company's stock ownership guidelines for directors, directors should not sell any shares unless they would own after the sale at least $50,000 of Common Stock. Guidelines for senior officers are also in place and officers should not sell any shares unless they would own after the sale share ownership in an amount having a market value equivalent to a multiple of the individual's annual base salary, depending upon that individual's management level. Stock ownership guidelines for directors and senior officers can be found through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance. Executive officers may not engage in hedging strategies or sell short or trade derivatives involving East West Bancorp securities.

 DIRECTOR COMPENSATION

        The Compensation Committee is responsible for reviewing the compensation of the directors and making recommendations for changes to the Board of Directors. Employees of the Company and its subsidiaries are not compensated for service as directors of the Company or its subsidiaries and are not included in the table below. The compensation received by Mr. Ng and Ms. Gouw as employees of the Company are shown in the "Summary Compensation Table".

        In 2008, non-employee directors received an annual retainer of $25,000 in cash and an annual restricted stock award of $40,000. The restricted stock vests 100% after the 3rd anniversary of the grant date. The committee chairs each receive an additional annual cash retainer as follows: Audit—$12,000; Compensation—$8,000; Risk Oversight—$5,000; Nominating/Corporate Governance—$5,000. Non-employee directors also receive a meeting fee of $1,000 for each Board and committee meeting attended. Non-employee directors may elect to receive their annual $25,000 cash retainer in the form of Common Stock, at a 25% risk premium (i.e., $31,250 of common stock) if they agree to hold the stock for at least one year. In 2008, all non-employee directors elected to receive their annual cash retainer in the form of Common Stock.

        The following table summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2008:

2008 Director Compensation Table

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(2) (c)	Option Awards ($)(3) (d)	All Other Compensation ($) (g)	Total ($) (h)
Peggy Cherng	$17,006	$62,438	$0	$0	$79,444
Rudolph I. Estrada(1)	15,006	62,438	21,734	60,000	159,178
Andrew S. Kane	14,006	36,872	0	0	50,878
John Lee	20,006	58,524	0	0	78,530
Herman Y. Li	34,006	62,438	0	0	96,444
Jack C. Liu	23,006	62,438	0	0	85,444
Keith W. Renken	30,006	62,438	0	0	92,444

(1)
The amount shown under Column (g) as All Other Compensation for Mr. Estrada represents consulting fees paid during the year.

(2)
This amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with Statement of Financial Accounting Standards No. 123R Share-based Payment (FAS 123R). This amount consists of restricted stock awards granted in and prior to 2008 and also stock received in lieu of the annual cash retainer. As of December 31, 2008, each director had the following restricted stock awards outstanding: Peggy Cherng, 5,056 shares; Rudolph I. Estrada, 5,056 shares; Andrew S. Kane, 3,358 shares; John Lee, 5,056 shares; Herman Y. Li, 5,056 shares; Jack C. Liu, 5,056 shares; and Keith W. Renken, 5,056 shares.

(3)
This amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with FAS 123R. This amount consists of stock option awards granted in 2005 as no stock options were awarded to directors since 2005. As of December 31, 2008, the following directors had the following stock option awards outstanding: Peggy Cherng, 20,000 options; Rudolph I. Estrada, 10,000 options; Herman Y. Li, 20,000 options; Jack C. Liu, 17,000 options; and Keith W. Renken, 40,000 options.

 COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis ("CD&A") describes the objectives, processes and procedures of the Board of Directors and Compensation Committee with respect to the compensation earned by our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers, as named in the "Summary Compensation Table" below. We refer to all of these officers as "Named Executives." Although the compensation programs discussed below are applicable to the Named Executives and other executives of the Company, this CD&A focuses primarily on the Named Executives.

Executive Summary

        East West's compensation philosophy is to pay for performance. Based on our financial results for 2008, Mr. Ng recommended to the Compensation Committee that no year-end bonus, restricted stock or other incentive compensation be awarded to him or to any other named executive officer. The Compensation Committee reviewed our 2008 performance and considered Mr. Ng's recommendations, and determined that no year-end bonus, restricted stock or other incentive compensation should be awarded to Mr. Ng or any other named executive officer for 2008.

Objectives of the Company's Compensation Committee

        The Company's Compensation Committee is responsible for evaluating the performance and establishing the compensation of the Chief Executive Officer, administering the East West Bancorp, Inc. Performance-Based Bonus Plan, overseeing the development of other annual and long-term compensation programs for senior management personnel, and making awards under the East West Bancorp, Inc. 1998 Stock Incentive Plan, as amended. The Compensation Committee is also responsible for approving the compensation of the other executive officers of the Company.

        The members of the Compensation Committee are Peggy Cherng, Keith W. Renken, and Jack C. Liu as chairman. Each member of the Compensation Committee is independent under the standards of Rule 4200(a)(15) of the NASDAQ listing standards.

        Specifically, the Compensation Committee has the responsibilities described below:

  •
  On an annual basis, evaluate the performance of the CEO, and establish the compensation of the CEO. The Committee shall obtain input from the full Board and report to the Board on the results of the evaluation and compensation review;

  •
  Receive an annual report from the CEO of his or her performance assessment;

  •
  Approve annual compensation and grants of incentive shares of all executive officers;

  •
  Conduct the executive evaluation process in a manner that promotes trust and communications between the Board and CEO, ensure the CEO understands the Board's expectations; and provide feedback to the CEO on his or her performance;

  •
  Review and make recommendations to the Board of Directors with respect to the compensation of directors.

Review of our Compensation Program with our Senior Risk Officers and impact of the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009

        In December, 2008, we participated in the U.S. Treasury's capital purchase program (the "Capital Purchase Program"). As part of this program, we sold 306,546 shares of our Series B preferred stock and a warrant to purchase additional shares of our common stock for an aggregate purchase price of $306,546,000. As a condition to participation in this program, the Compensation Committee reviewed with our senior risk officers, our incentive compensation arrangements to ensure that such arrangements did not encourage our senior executive officers to take unnecessary and excessive risks that threaten the value of the Company.

Executive Compensation for 2008

        Based on our financial results for 2008, Mr. Ng recommended to the Compensation Committee that no year-end compensation be paid to him or to any other named executive officer. The Compensation Committee reviewed our 2008 performance and Mr. Ng's recommendation and determined that no year-end cash, restricted stock or other incentive compensation should be awarded to Mr. Ng or any other named executive officer for 2008 performance. At the request of Mr. Ng to the Compensation Committee, his 2009 base salary was again unchanged from the level two years ago in 2007. Additionally, the 2009 base salaries for all other named executive officers remained unchanged from the 2008 levels. The following chart shows the results of these compensation decisions:

Compensation Decisions for 2008 Performance

Name	Base Salary ($)(1)(2)	Base Salary Increase ($)(1)	Annual Cash Incentive ($)(1)	Restricted Stock Awards (#)	Option Awards (#)
Dominic Ng	$800,000	$0	$0	0	0
Thomas J. Tolda(2)	244,102	0	0	0	0
Julia S. Gouw	311,054	0	0	0	0
Donald S. Chow	216,305	0	0	0	0
Wellington Chen	244,130	0	0	0	0

(1)
The amounts shown in the table above represent base salary, restricted stock and option awards given to the Named Executives for 2008 performance. There were no cash incentives or options awarded to the Named Executives Officers for 2008 performance.

(2)
2008 compensation for Mr. Tolda began in April 2008 when he joined the Company.

        The goals of the executive compensation and benefits programs are to enable the Company to attract and retain high caliber executives, provide a total compensation package in a cost effective manner, encourage management ownership of the Company's Common Stock and maximize return to its stockholders. The Company's philosophy is to provide a compensation program that is designed to reward executives for the achievement of the Company's goals and objectives and to provide total compensation opportunities that are competitive when compared with those of comparable financial institutions. However, in line with the Company's pay for performance philosophy, this year no bonuses or raises were given and no new stock-based incentive compensation was granted to any of the named executive officers.

        Historically, the key elements of compensation for our executive officers include a base salary and the opportunity to earn annual cash bonus compensation and long-term stock-based incentive compensation (stock options and/or restricted stock). Historically, the Compensation Committee has awarded our executive officers in a mix of cash and long-term stock-based incentives. Cash compensation was designed to reward for overall Company success and individual performance when performance targets were met or exceeded. Additionally, long-term stock-based incentive grants are to align management's financial interests with those of the Company's stockholders.

        Historically, the Compensation Committee utilized peer group comparisons to help determine executive compensation. These peer banks were used for comparison of our financial performance, compensation levels for the CEO and overall compensation program design and consisted of banks of similar size, business characteristics and performance. However, due to the decision to not award bonuses, give raises or grant new stock-based incentive compensation, such historic comparisons were not necessary and were not utilized in determining compensation for 2008 performance for our executive officers.

Other Elements of the Compensation Program

Retirement Benefits

        The Company has two retirement plans. The Company's 401(k) Plan (the "401(k) Plan") is a qualified retirement plan under the Internal Revenue Code of 1986 as amended (the "Code") and is open to all employees of the Company and its subsidiaries with at least three months of service. In 2008, the Company matched 100% of the first 6% of employee salary contributions to the 401(k) Plan, up to a maximum contribution of $13,800 per employee.

        The Company also has a Supplemental Executive Retirement Plan (the "SERP") which provides supplemental retirement benefits to certain Named Executives, Mr. Ng, Ms. Gouw, and Mr. Chow. The SERP is discussed in further detail under the heading "Retirement Plans".

Deferred Compensation

        The Named Executives, along with other officers of the Company, are entitled to participate in the nonqualifed deferred compensation plan (the "Deferred Compensation Plan") which was established by the Company in 1997. The Company does not contribute to the Deferred Compensation Plan. All executive contributions in each fiscal year are included in the amounts reported as compensation in the Summary Compensation Table. The Deferred Compensation Plan is discussed in further detail under the heading "Nonqualified Deferred Compensation".

Stock Ownership Guidelines for Named Executives

        The Company has stock ownership guidelines for all senior officers (including the Named Executives). The stock ownership guideline constitutes share ownership in a market value equivalent to a multiple of the executive's annual base salary, depending upon that executive's management level, to be achieved within three years of becoming subject to the guideline. The stock ownership guidelines applicable are three times annual base salary for the Chief Executive Officer and one time annual base salary for all other Named Executives, if tenure is three years or more. Ownership can be by direct or beneficial ownership of common shares or by ownership of restricted stock.

Accounting and Tax Considerations of Executive Compensation

        SFAS No. 123(R) requires companies to account for stock options using the fair value method, which generally results in compensation expense recognition. The Company adopted SFAS No. 123(R), Share-Based Payment, on January 1, 2006 using the modified prospective method. The modified prospective method requires application of the new Statement to new awards and to awards modified, repurchased or cancelled after the required effective date. Additionally, compensation cost for the portion of awards for which the requisite service has not been rendered that are outstanding as of January 1, 2006 will be recognized as the requisite services are rendered on or after January 1, 2006. The compensation cost of that portion of awards is based on the grant-date fair value of those awards as calculated for pro forma disclosures under the original SFAS No. 123. For more information, please see our Annual Report on Form 10-K for the year ended December 31, 2008.

        IRS Code Section 162(m) places a limit of $1 million on the amount of compensation that may be deducted by the Company in any taxable year with respect to each "covered employee" within the meaning of Section 162(m). However, "performance-based compensation" within the meaning of Section 162(m) is not subject to the deduction limit. To qualify as performance-based, the bonus must be determined by measurable and objective financial criteria, such that the amount of the bonus, once the formula is established, is non-discretionary, except that the Compensation Committee may discretionarily adjust the actual bonus downward from the formula bonus. Because bonuses are paid under the Bonus Plan only if the Company's financial or other results meet or exceed certain quantifiable performance goals established by the Compensation Committee, the Compensation Committee believes that the Company may deduct such bonuses. The Emergency Economic Stabilization Act of 2008 (EESA) and the American Recovery and Reinvestment Act of 2009 (ARRA) lowered the deductibility threshold from $1,000,000 to $500,000 and made deduction of compensation over $500,000 unavailable for as long as the U.S. Department of the Treasury holds equity or debt securities of the Company. The Compensation Committee considered the impact of these rules when approving all executive compensation decisions.

REPORT BY THE COMPENSATION COMMITTEE

        East West Bancorp's Compensation Committee has certain duties and powers as described in its charter. The Compensation Committee is currently composed of three non-employee Directors named at the end of this report each of whom is independent as defined by the NASDAQ listing standards.

        The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis. Based upon this review and our discussions, the East West Bancorp Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this 2009 Proxy Statement and be included by reference in its Annual Report on Form 10-K for the year ended December 31, 2008.

        The Compensation Committee further certifies that it has reviewed with the Company's senior risk officer the incentive compensation arrangements for the Company's Named Executive Officers and has made reasonable efforts to ensure that such arrangements do not encourage the Company's Named Executive Officers to take unnecessary and excessive risk that threaten the value of the Company.

The 2009 COMPENSATION COMMITTEE

Jack C. Liu, Chairman Peggy Cherng Keith W. Renken

 COMPENSATION OF EXECUTIVE OFFICERS

        It is expected that until the executive officers of the Company begin to devote significant time to the separate management of the Company and the Bank, which is not expected to occur until such time as the Company becomes actively involved in additional businesses, the executive officers will only receive compensation for services as executive officers and employees of the Bank, and no separate compensation will be paid for their services to the Company.

        The following table sets forth the name and compensation of the Named Executives for the fiscal years ended December 31, 2008, 2007 and 2006:

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($)(1)(2) (d)	Stock Awards ($)(3) (e)	Option Awards ($)(4) (f)	Non-Equity Incentive Plan Compensation ($)(1)(2) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) (h)	All Other Compensation ($)(6) (i)	Total ($) (j)
Dominic Ng	2008	$800,000	$0	$(405,710)	$459,934	0	$1,469,609	$50,629	$2,374,462
Chairman, President, and	2007	791,667	0	1,138,171	265,778	1,208,000	1,283,893	50,051	4,737,560
Chief Executive Officer	2006	740,000	0	793,644	629,328	1,280,000	1,118,026	50,718	4,611,716
Thomas J. Tolda	2008	244,102	0	34,875	110,258	0	0	350,350	739,585
Executive Vice President
and Chief Financial
Officer
Julia S. Gouw	2008	311,054	0	84,246	103,787	0	795,264	22,886	1,317,237
Former Executive Vice	2007	286,654	320,000	67,772	82,841	0	694,766	21,280	1,473,313
President and Chief	2006	270,838	220,000	74,927	63,219	0	605,006	27,990	1,261,980
Financial Officer
Donald S. Chow	2008	216,305	0	142,172	50,021	0	141,034	20,400	569,932
President of Desert	2007	214,588	142,000	72,315	40,369	0	125,901	20,100	615,273
Community Bank, a	2006	205,004	123,000	40,903	27,307	0	116,631	19,680	532,525
Division of the Bank
Wellington Chen	2008	244,130	0	65,307	78,949	0	0	16,512	404,898
Executive Vice President	2007	234,380	162,000	50,988	62,393	0	0	19,658	529,419
and Director of	2006	220,838	180,000	98,782	42,616	0	0	20,216	562,452
Corporate Banking

(1)
Includes compensation deferred at election of the executive and the year upon which such compensation was earned. See also "Nonqualified Deferred Compensation for the 2008 Fiscal Year Table".

(2)
There was no incentive compensation paid to Named Executive Officers for fiscal year 2008. The amounts shown for 2007 represent the incentive compensation awards for fiscal year 2007 that were paid in March 2008. The amounts shown for 2006 represent the incentive compensation awards for fiscal year 2006 that were paid in March 2007.

(3)
These amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended 2008, 2007 and 2006 in accordance with FAS 123R. These amounts consist of restricted stock awards granted in the current year and in prior years. Stock awards for the Chief Executive Officer include the compensation cost recognized for stock awards containing performance-based vesting conditions granted on March 9, 2006 and on March 20, 2007. Mr. Ng did not receive any of the performance-based restricted stock which was granted to him in 2007 as the performance targets were not met. As such, all amounts that were accrued in previous years were reversed, resulting in a net $405,710 negative expense for 2008.

(4)
These amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended 2008, 2007 and 2006 in accordance with FAS 123R and include the expensing of stock option awards in prior years.

(5)
Includes the year-to-date change in the actuarial present value of the accumulated benefit under the SERP for each Named Executive only. The SERP provides supplemental retirement benefits to certain employees whose contributions to the

  401(k) Plan are, under applicable Internal Revenue Service regulations, limited. See "Retirement Plans." In 2008, 2007 and 2006, there were no above-market or preferential earnings on non-qualified deferred compensation. Deferred compensation earnings are only to be included in this Summary Compensation Table if they are above-market earnings. See "Nonqualified Deferred Compensation".

(6)
Represents all other compensation including employer contributions to the 401(k) Plan, relocation costs and perquisites including automobile allowances and financial planning services. Employer contributions to the 401(k) Plan are benefits generally available to all salaried employees. The Named Executives are also provided with certain group life, health, long-term disability and medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules. The costs of all perquisites have been calculated based on the actual expense paid by the Company. All other compensation that exceeds $10,000, other than perquisites are described below. All perquisites or other personal benefits greater than $25,000 or 10% of the total value of all perquisites received by the Named Executive are also described below:

2008:

Mr. Ng received $13,800 in 401(k) contributions and financial planning services valued at $33,944 in 2008. Mr. Tolda received $210,000 after his first calendar year of service to the Company. This was a contractually agreed upon signing payment agreed to at the time he joined the Company in April 2008. Additionally, he received $125,000 as a relocation allowance, $8,350 as an automobile allowance and $7,000 in 401(k) contributions in 2008. Ms. Gouw received financial planning services valued at $8,000, $7,486 in 401(k) contributions and $7,200 as an automobile allowance in 2008. Mr. Chow received $13,800 in 401(k) contributions and $6,600 as an automobile allowance in 2008. Mr. Chen received $13,800 in 401(k) contributions and $2,712 as reimbursement for automobile usage in 2008.

2007:

Mr. Ng received $13,500 in 401(k) contributions and financial planning services valued at $33,250 in 2007. Ms. Gouw received $6,080 in 401(k) contributions, $7,200 as an automobile allowance and financial planning services valued at $8,000 in 2007. Mr. Chow received $13,500 in 401(k) contributions and $6,600 as an automobile allowance in 2007. Mr. Chen received $12,984 in 401(k) contributions and $7,100 as reimbursement for automobile usage in 2007.

2006:

Mr. Ng received $13,200 in 401(k) contributions and financial planning services valued at $33,250 in 2006. Ms. Gouw received $5,650 in 401(k) contributions, $7,200 as an automobile allowance and financial planning services valued at $8,000 in 2006. Mr. Chow received $13,080 in 401(k) contributions and $6,600 as an automobile allowance in 2006. Mr. Chen received $13,200 in 401(k) contributions and $7,016 as reimbursement for automobile usage in 2006.

        The following stock options were granted during 2008 to the Named Executives pursuant to the Company's Stock Incentive Plan and the Performance-Based Bonus Plan:

Grants of Plan-Based Awards in 2008 Table

										All Other Stock Awards: Number of Shares of Stock or Units (#)(2) (i)	All Other Option Awards: Number of Securities Underlying Options (#)(3) (j)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(1)						Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Equity Award ($)(4) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)		Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Dominic Ng(1)	02/19/08	$800,000	$1,600,000	$2,000,000	(1)
	02/19/08					32,806	43,741	54,676	(1)				$922,500
	02/19/08										174,964	$21.09	820,581
Thomas J. Tolda(5)	04/21/08										191,599	13.57	634,193
	04/21/08									18,423			250,000
Julia S. Gouw	02/19/08										18,966	21.09	88,951
	02/19/08									4,742			100,009
Donald S. Chow	02/19/08										8,535	21.09	40,029
	02/19/08									2,134			45,006
Wellington Chen	02/19/08										13,276	21.09	62,264
	02/19/08									3,319			69,998

(1)
The dollar amount and number of shares under non-equity incentive plan awards are accounting estimates required under GAAP and SEC rules and do not reflect actual vested incentive bonus and shares received. None of these shares vested and no payments of cash or stock were made. Under the Performance-Based Bonus Plan (the "Bonus Plan"), Mr. Ng was granted a performance-based cash incentive and performance-based restricted stock in February 2008. The actual cash incentive award and number of restricted stock shares Mr. Ng was to receive was based on the Company's achievement of specified performance targets. The performance period for the cash incentive was from January 1, 2008 through December 31, 2008 and the performance criteria, established by the Compensation Committee in early 2008, were based on EPS and ROE metrics. The performance criteria were not met in 2008 and at the request of Mr. Ng, the Board of Directors and the Compensation Committee did not use its discretion to allow the vesting of a reduced portion of the awards. See also "Compensation Discussion and Analysis" and the "Summary Compensation" table and footnotes.

(2)
Shares of restricted stock were granted pursuant to the 1998 Stock Incentive Plan of the Company. The restricted stock granted on February 19, 2008 and April 21, 2008 to the Named Executives, vests 50% after four years and 50% after five years. Dividends are paid on shares of restricted stock at the same time dividends are paid on outstanding shares of common stock.

(3)
The stock options were granted pursuant to the 1998 Stock Incentive Plan of the Company. The stock options vest and become exercisable over four years as follows: 1/3 after two years, 1/3 after three years and 1/3 after four years. The options may be exercised at any time prior to their expiration by tendering the exercise price in cash, check or in shares of stock valued at fair market value on the date of exercise. The options may be amended by mutual agreement of the optionee and East West Bancorp.

(4)
The estimated present value at grant date of options granted during fiscal year 2008 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of 4 years; risk-free interest rate of 2.6%, representing the interest rate on U.S. Treasury Strips in effect at the time of grant equal to the stock option's expected term; a volatility rate of 28.1%; and a dividend yield of 1.2%. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of FAS 123R.

The grant date fair value for the restricted stock reflects the FAS 123R value over the vesting period for the shares. Dividends are paid on shares of restricted stock at the same time dividends are paid on our outstanding shares of common stock.

(5)
Mr. Tolda received 18,423 shares of restricted stock and 191,599 stock options at the time he joined the Company as Chief Financial Officer in April 2008.

        The following table sets forth certain information concerning options and restricted stock held by the Named Executives under the Company's Stock Incentive Plan:

Outstanding Equity Awards at December 31, 2008

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Options (#) Exercisable (b)	Number of Securities Underlying Options (#) Unexercisable(1) (c)	Option Exercise Price ($) (e)	Option Expiration Date(1) (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (g)	Market Value of Shares or Units of Stocks That Have Not Vested ($) (h)
Dominic Ng	582,294	0	$16.92	7/17/2009	10,175	$162,495
	200	0	16.64	10/22/2009
	1,000	0	16.63	2/28/2010
	1,000	0	26.44	2/24/2011
	400	0	11.69	9/17/2011
	200,000	0	12.95	1/23/2012
	16,750	8,250	37.63	3/10/2012
	15,300	29,700	36.87	3/9/2013
	0	47,914	38.81	2/26/2014
	0	174,964	21.09	2/19/2015
Thomas J. Tolda	0	191,599	13.57	4/21/2015	18,423	294,215
Julia S. Gouw	200	0	16.64	10/22/2009	13,574	216,777
	1,000	0	16.63	2/28/2010
	1,000	0	7.94	8/31/2010
	1,000	0	26.42	3/5/2011
	400	0	11.69	9/17/2011
	40,000	0	12.95	1/23/2012
	7,122	3,508	37.63	3/10/2012
	5,532	10,741	36.87	3/9/2013
	0	8,075	38.81	2/26/2014
	0	18,966	21.09	2/19/2015
Donald S. Chow	200	0	16.64	10/22/2009	20,219	322,897
	1,000	0	16.63	2/28/2010
	1,000	0	26.42	3/5/2011
	3,561	1,754	37.63	3/10/2012
	1,844	3,580	36.87	3/9/2013
	0	6,460	38.81	2/26/2014
	0	8,535	21.09	2/19/2015
Wellington Chen	7,122	3,508	37.63	3/10/2012	10,253	163,740
	2,950	5,729	36.87	3/9/2013
	0	8,075	38.81	2/26/2014
	0	13,276	21.09	2/19/2015

(1)
All stock options listed above vest at a rate of 1/3 after the second anniversary of the grant date, 1/3 after the third anniversary of the grant date and 1/3 after the fourth anniversary of the grant date.

(2)
The restricted stock awards aggregate the historic grants that have not vested. The shares of most restricted stock grants either vests 100% after three years or 50% after four years and 50% after five years. In 2006 and 2007, all employees were granted 75 and 100 shares of restricted stock, respectively which vests 100% after 3 years. Each Named Executive except for Mr. Tolda who joined the Company in 2008, has 175 shares of such restricted stock outstanding. Dividends are paid on shares of restricted stock at the same time dividends are paid on our outstanding shares of common stock.

        The following table sets forth certain information concerning options and stock awards held by the Named Executives under the Company's Stock Incentive Plan:

Option Exercises and Stock Vested in 2008 Fiscal Year

	Option Awards
			Stock Awards
	Number of Shares Acquired on Exercise (#) (b)
Name (a)		Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Dominic Ng	0	$0	46,075	$808,744
Thomas J. Tolda	0	0	0	0
Julia S. Gouw	0	0	75	1,084
Donald S. Chow	21,000	349,500	75	1,084
Wellington Chen	0	0	75	1,084

 RETIREMENT PLANS

        The Company has two retirement plans. The Company's 401(k) Plan (the "401(k) Plan") is a qualified retirement plan under the Internal Revenue Code of 1986 as amended (the "Code") and is open to all employees of the Company and its subsidiaries with at least three months of service. In 2008, the Company matched 100% of the first 6% of employee salary contributions to the 401(k) Plan, up to a maximum contribution of $13,800 per employee.

        The Company also has a Supplemental Executive Retirement Plan (the "SERP") which provides supplemental retirement benefits to certain employees whose contributions to the 401(k) Plan are, under applicable Internal Revenue Service regulations, limited.

        The following table sets forth certain information concerning pension benefits for the Named Executives under the Company's SERP:

Pension Benefits for the 2008 Fiscal Year

Name (a)	Plan Name (b)	Number of Years of Credited Service (c)	Present Value of Accumulated Benefit ($)(1) (d)	Payments During Last Fiscal Year ($) (e)
Dominic Ng	Supplemental Executive Retirement Plan	17	$6,733,281	$0
Thomas J. Tolda	N/A	N/A	N/A	N/A
Julia S. Gouw	Supplemental Executive Retirement Plan	19	3,643,646	0
Wellington Chen	N/A	N/A	N/A	N/A
Donald S. Chow	Supplemental Executive Retirement Plan	15	738,260	0

(1)
The present value of the accumulated benefit is calculated using the same valuation assumptions used in our financial statements set forth in our Form 10-K.

        The Board of Directors designates those employees who are eligible to participate in the SERP. The Board has designated named executive officers Mr. Ng, Ms. Gouw and Mr. Chow as participants in the SERP. Benefits under the SERP include income generally payable either commencing upon a designated retirement date until age 80 or in a discounted lump sum if previously elected on or prior to December 31, 2008. Participants will be entitled to a projected benefit equal to 50% of his or her 2001 total compensation, adjusted 3% per year for cost of living. The designated retirement date is the 20th anniversary of employment by the Company and early retirement after 15 years is permitted with lower benefits. SERP benefits begin to vest after 15 years of service; however vesting accelerates to 100% upon a change in control of the Company. Upon a termination of employment for "cause," the participant forfeits all benefits. The participant is entitled to all vested benefits in the case of a termination without "cause". The Company has purchased life insurance contracts on the participants in order to finance the cost of these benefits and it is anticipated that, because of the tax-advantaged effect of this life insurance investment, the return on the life insurance contracts will be approximately equal to the accrued benefits to the participants under the SERP, other than in the event of accelerated vesting because of a change of control.

        Mr. Ng had 17 years of service under the SERP as of December 31, 2008. As of December 31, 2008, the present value of the future benefit under the SERP after the 20th anniversary of employment was $9,140,213 for Mr. Ng. Ms. Gouw retired from the Company as of December 31, 2008. As of December 31, 2008, she had 19 years of service under the SERP and was eligible for early retirement under the SERP. As of December 31, 2008, the present value of the future benefit under the SERP was $3,791,843 for Ms. Gouw. Mr. Chow had 15 years of service under the SERP as of December 31, 2008. As of December 31, 2008, the present value of the future benefit under the SERP after the 20th anniversary of employment was $1,217,591 for Mr. Chow.

        The SERP is an unfunded non-qualified plan, which means that the participants have no rights under the SERP beyond those of a general creditor of the Company, and there are no specific assets set aside by the Company in connection with the plan. There are accordingly, no assurances to the participants that upon retirement the Company will be able to pay the accrued benefits. The SERP is not an employment contract. There are no other Company plans that provide for specified retirement payment and benefits, excluding those executives covered under the SERP.

NONQUALIFIED DEFERRED COMPENSATION

        The Company also has a nonqualified deferred compensation plan (the "Deferred Compensation Plan") which was established by the Company in 1997 and available to all officers above a certain level. Effective January 1, 2009, the Company suspended all new contributions from participants into the Deferred Compensation Plan. The Company does not contribute to the Deferred Compensation Plan.

        Under the Deferred Compensation Plan, a participant is returned his or her deferrals, along with interest, in a future year or years in a single lump sum or in monthly installments, as selected by the participants, subject to the terms of the plan. The Deferred Compensation Plan allowed participants to tax defer part of their income, up to 80% of base salary and bonus, to a later date. Once made, deferral elections are generally irrevocable. With the suspension of new contributions into the Deferred Compensation Plan effective January 1, 2009, all participants were allowed to exercise a one-time distribution in a lump sum or in installments, beginning January 2, 2009. The Deferred Compensation Plan does not earn above market interest. The annual rate of return earned is 120% of the Long Term Applicable Federal Rate published periodically by the Internal Revenue Service. At December 31, 2008, the rate of return on the Deferred Compensation Plan was 5.22%.

        The following table sets forth certain information concerning benefits for the Named Executives under the Company's Deferred Compensation Plan:

Nonqualified Deferred Compensation for the 2008 Fiscal Year

Name (a)	Executive Contribution in Last Fiscal Year ($)(1) (b)	Aggregate Earnings in Last Fiscal Year ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last Fiscal Year-End ($) (f)
Dominic Ng	$0	$87,675	$951,280	$1,218,661
Thomas J. Tolda	0	0	0	0
Julia S. Gouw	499,083	200,653	0	4,139,152
Donald S. Chow	89,406	22,897	0	499,240
Wellington Chen	32,400	4,627	0	97,274

(1)
These amounts represent executive officer elective deferrals of 2008 base salary and cash incentive awards and are included in amounts reported as compensation in the "Summary Compensation Table".

 EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR
CHANGE IN CONTROL

        The American Recovery and Reinvestment Act of 2009 prohibits the payment of severance benefits to Named Executive Officers and certain other officers while the Company is participating in the TARP program. The following information on employment agreements provides information that is for the most part prospective only in the event that the Company is no longer participating in TARP at the time an executive ceases to be employed by the Company.

        The Bank entered into employment agreements with its Chief Executive Officer, Mr. Ng, and its former Chief Financial Officer, Julia Gouw, in June 1998 in connection with the sale of the Bank by its prior stockholders. Each employment agreement provides for a three-year term, which extends automatically unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation. In addition to a base salary and bonus to be determined annually, the employment agreement provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year. Ms. Gouw retired as an employee on December 31, 2008 but continues as Vice Chairman and Director; the foregoing employment provisions accordingly do not apply as of the date of this proxy.

        In the event the Bank chooses to terminate Mr. Ng's or Ms. Gouw's employment for any reason other than for cause (as defined in the employment agreement), or in the event of resignation from the Bank upon (i) failure to re-elect him to his current offices; (ii) a material change in functions, duties or responsibilities; (iii) a relocation of principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank; (v) a breach of the agreement by the Bank; or (vi) his death or permanent disability, Mr. Ng or Ms. Gouw, or, in the event of death, a beneficiary, would be entitled to receive an amount equal to the greater of (i) the remaining payments due and the contributions that would have been made on his or her behalf to any employee benefit plans of the Bank during the remaining term of the employment agreement and (ii) three times the base salary currently in effect plus three times the preceding taxable year's bonus. In addition, Mr. Ng or Ms. Gouw would be entitled to an additional payment (the "Tax Gross-Up Payment") to the extent he or she is subject to an excise tax because such severance benefits constitute "excess parachute payments," as defined in the Code Section 280G. In general, under the Code Section 280G, an "excess parachute payment" is the amount by which payments contingent on a change in ownership or control exceed three times the employee's average annual compensation over five years.

        Also, if Mr. Ng's or Ms. Gouw's employment with the Company was terminated for any reason other than cause or retirement, outstanding and unvested stock options, restricted stock and performance restricted stock would become fully vested. If employment with the Company was terminated for any reason other than cause on December 31, 2008, the market value of Mr. Ng's and Ms. Gouw's unvested stock options and restricted stock which would accelerate in vesting is $0 and $162,495 for Mr. Ng and $0 and $216,777 for Ms. Gouw. Additionally, if a change in control occurred on December 31, 2008, Mr. Ng and Ms. Gouw would immediately vest and be entitled to receive payments under the SERP. The present value of the incremental benefit Mr. Ng and Ms. Gouw would receive under the SERP if a change in control occurred on December 31, 2008 is $2,743,389 and $526,013 respectively.

        The Bank has entered into employment agreements with its other named officers, Mr. Tolda, Mr. Chow and Mr. Chen. These employment agreements continue until terminated by either party. In addition to a base salary and bonus to be determined annually, the employment agreements provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year. In the event the Bank chooses to terminate the employment of these named executives for any reason other than for cause (as defined in the employment agreement), or permanent disability, each Named Executive would be entitled to receive an amount equal to six or twelve months of their then current annual salary. If the Bank chooses to terminate the employment of these Named Executives for cause (as defined in the employment agreement) or in the case of death, they or their estates would not be entitled to any severance payment. If the employment of these Named Executives was terminated due to a change in control, they would be entitled to receive a severance payment equal to two times their annual base salary. Additionally, if a change in control occurred on December 31, 2008, Mr. Chow would immediately vest and be entitled to receive payments under the SERP. The present value of the incremental benefit Mr. Chow would receive if a change in control occurred on December 31, 2008 is $803,630.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation Committee is, or ever has been, an officer or employee of the Company or any of its subsidiaries.

        Except as provided herein, there are no existing or proposed material transactions between the Company or the Bank and any of its executive officers, directors, or the immediate family or associates of any of the foregoing persons.

REPORT BY THE AUDIT COMMITTEE

        The Audit Committee operates pursuant to a written charter most recently revised and adopted by the Company's Board of Directors on July 24, 2007. A copy of the Audit Committee Charter is available through the Company's website at www.eastwestbank.com by clicking on Investor Relations and then Corporate Governance.

        The Board of Directors has determined that each of the members of the Audit Committee is independent under the standards of Rule 4200(a)(15) of the NASDAQ listing standards.

        In performing its function, the Audit Committee has among other tasks:

  •
  reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2008 with management and with the independent auditors;

  •
  discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 114 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and

  •
  received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditors' independence.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

THE 2009 AUDIT COMMITTEE

Herman Y. Li, Chairman Andrew S. Kane John Lee Keith W. Renken

        The Audit Committee Report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Committee Report therein.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        East West's Code of Ethical Conduct and the Board's Corporate Governance Guidelines provide guidance for addressing actual or potential conflicts of interests, including those that may arise from transactions and relationships between the Company and its executive officers or directors. In order to provide further clarity and guidance on these matters, the Company has adopted a written policy regarding the review, approval or ratification of related party transactions.

        The policy generally provides that the Audit Committee will review and approve in advance, or will ratify, all related party transactions between East West and East West's directors, director nominees, executive officers, and persons known by East West to own more than 5% of East West's common stock, and any of their immediate family members. Related party transactions include transactions or relationships involving East West and amounts in excess of $120,000 and in which the above related parties have a direct or indirect material interest. Under the policy, the failure to approve a related party transaction in advance would not invalidate the transaction or violate the policy as long as it is submitted to the Audit Committee for review and ratification as promptly as practicable after entering into the transaction.

        The Audit Committee works with East West's General Counsel in reviewing and considering whether any identified transactions or relationships are covered by the policy. In determining whether to approve or ratify a transaction or relationship that is covered by the policy, the Audit Committee considers, among other things:

  •
  the identity of the parties involved in the transaction or relationship

  •
  the facts and circumstances of the transaction or relationship, including the identity of the party involved

  •
  the material facts of the transaction or relationship

  •
  the benefits to the Company of the transaction or relationship

  •
  the terms of the transaction, including whether those terms are fair to East West and are in the ordinary course of business and on substantially the same terms with transactions or relationships with unrelated third parties

        During 2008, the Company did not enter into any related party transactions that required review, approval or ratification under our related party transaction policy. From time to time, the Company may lend money through its subsidiary, the Bank, to various directors and corporations or other entities in which a director may own a controlling interest. These loans (i) are made in the ordinary course of business, (ii) are made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) do not involve more than a normal risk of collectibility and do not present other unfavorable features. The Company does not have any loans to Named Executives. None of the directors or executive officers of the Company, any associate or affiliate of such persons, or persons who beneficially owned more than 5% of the outstanding shares of the Company had any transactions or proposed transactions greater than $120,000 during the past year with the Company.

 PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors Recommends a Vote "For" the Ratification of Auditors

        KPMG LLP has been approved by the Audit Committee of the Company to be the independent registered auditors of the Company for the 2009 fiscal year. The stockholders are being asked to ratify the selection of KPMG LLP. If the stockholders do not ratify such selection by the affirmative vote of a majority of the votes cast, the Audit Committee will reconsider its selection. Under applicable SEC regulations, the selection of the independent auditors is solely the responsibility of the Audit Committee.

        Representatives from the firm of KPMG LLP will be present at the Meeting and will be given the opportunity to make a statement if they desire to do so, and will be available to respond to stockholders' questions.

        On April 3, 2009 the Audit Committee dismissed Deloitte & Touche LLP ("Deloitte") as the independent registered auditors of the Company and the Bank. Also on April 3, 2009, the Audit Committee engaged KPMG LLP to be the independent registered auditors of the Company and the Bank for the 2009 fiscal year.

        During the Company's two most recent fiscal years ended December 31, 2008 and 2007 and from January 1, 2009 through April 2, 2009, there were no disagreements between the Company and Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte's satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company's consolidated financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The audit reports of Deloitte on the consolidated financial statements of the Company and its subsidiaries for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The following table sets forth information regarding the aggregate fees billed for services rendered by Deloitte for the fiscal years ended December 31, 2008 and 2007.

	2008	2007
Audit Fees(a)	$1,650,000	$1,181,840
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

	$1,650,000	$1,181,840

(a)
Includes fees paid by the Company to Deloitte for professional services rendered by Deloitte for the audit of the Company's consolidated financial statements in the Form 10-K and review of financial statements included in Form 10-Qs, including examinations of management assertions as to the effectiveness of internal control over financial reporting and for services that are normally provided by an accountant in connection with statutory and regulatory filings or engagements.

        All work performed by independent auditors must be pre-approved by the Audit Committee. All professional services rendered by Deloitte during 2008 were furnished at customary rates and terms.

 PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board of Directors Recommends a Vote "For" the Approval of This Resolution

        The Company believes that our overall executive compensation program is designed to pay for performance and directly aligns the interest of our executive officers with the long-term interests of our stockholders.

        The American Recovery and Reinvestment Act was enacted on February 17, 2009 and requires all recipients of funds from the U.S. Department of the Treasury under its TARP Capital Purchase Program permit shareholders to vote to approve, on a non-binding basis, the compensation of executive officers. Accordingly, the Company is presenting the following advisory proposal for stockholder approval:

        "Resolved, that the stockholders hereby approve the compensation of our named executive officers as reflected in this proxy statement and as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the compensation discussion and analysis, the compensation tables and all related material."

        Because your vote is advisory, it will not be binding upon the Board of Directors. In the event this non-binding proposal is not approved by our stockholders, then such a vote shall neither be construed as overruling a decision by our Board of Directors or our Compensation Committee, nor create or imply any additional fiduciary duty by our Board of Directors or our Compensation Committee, nor further shall such a vote be construed to restrict or limit the ability of our stockholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the foregoing, the Board of Directors and Compensation Committee will consider the non-binding vote of our stockholders on this proposal when reviewing compensation policies and practices in the future.

PROPOSALS OF STOCKHOLDERS

        Proposals of stockholders intended to be included in the proxy materials for the 2010 annual meeting of stockholders must be received by the Secretary of East West Bancorp, 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101 by December 24, 2009 (120 days prior to the anniversary of this year's mailing date).

        Under Rule 14a-8 adopted by the SEC under the Exchange Act, proposals of stockholders must conform to certain requirements as to form and may be omitted from the proxy statement and proxy under certain circumstances. In order to avoid unnecessary expenditures of time and money by stockholders and by the Company, stockholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal.

        SEC rules also establish a different deadline for submission of shareholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2010 annual meeting of stockholders is March 9, 2010 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, Proxyholders will be allowed to use their discretionary voting authority to vote against the shareholder proposal without discussion when and if the proposal is raised at the 2010 annual meeting of stockholders.

        The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at the Meeting. The enclosed Proxy grants the Proxyholders discretionary authority to vote on any matter properly brought before the Meeting.

 ANNUAL REPORT ON FORM 10-K

        The Company's annual report on Form 10-K for the fiscal year ended December 31, 2008 will also be mailed to all stockholders. The annual report on Form 10-K includes financial statements required to be filed with the SEC pursuant to the Exchange Act for the fiscal year ended December 31, 2008, and the report thereon of Deloitte & Touche LLP, the Company's independent registered public accounting firm for the fiscal year ended December 31, 2008.

OTHER BUSINESS

        Management knows of no business, which will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the Proxyholders to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors and authority to do so is included in the Proxy.

EAST WEST BANCORP, INC.

DOUGLAS P. KRAUSE Corporate Secretary
Pasadena, California April 23, 2009

REVOCABLE PROXY

East West Bancorp, Inc.

Annual Meeting of Stockholders – May 28, 2009

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder(s) of East West Bancorp, Inc. (the “Company”) hereby nominates, constitutes and appoints Douglas P. Krause, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 135 N. Los Robles Ave., 6th Floor, Pasadena, California at 2:00 p.m., on Thursday, May 28, 2009, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 (THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES LISTED), 2 (RATIFICATION OF AUDITORS), AND 3 (ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION).  IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

East West Bancorp, Inc.

To Vote

•                  Mark, sign and date your proxy card

•                  Return your proxy card in the postage paid envelope provided

SEE REVERSE SIDE FOR REMAINDER OF PROXY

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

This Proxy will be voted “FOR” the election of the Board of Directors’ nominees unless authority to do so is withheld.

1.                  ELECTION OF DIRECTORS

Nominee:	Peggy Cherng	For ☐	Withhold Authority ☐

Nominee:	Rudolph I. Estrada	For ☐	Withhold Authority ☐

Nominee:	Julia S. Gouw	For ☐	Withhold Authority ☐

Nominee:	Andrew S. Kane	For ☐	Withhold Authority ☐

Nominee:	John Lee	For ☐	Withhold Authority ☐

Nominee:	Herman Y. Li	For ☐	Withhold Authority ☐

Nominee:	Jack C. Liu	For ☐	Withhold Authority ☐

Nominee:	Dominic Ng	For ☐	Withhold Authority ☐

Nominee:	Keith W. Renken	For ☐	Withhold Authority ☐

2.                  RATIFY SELECTION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL YEAR

For	☐	Against	☐	Abstain	☐

3.                  ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

For	☐	Against	☐	Abstain	☐

4.               OTHER BUSINESS.    In their discretion, the proxyholders are authorized to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The undersigned hereby ratifies and confirms all that said attorneys and proxyholders, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all Proxies heretofore given by the undersigned to vote at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying said notice.

(Please date this Proxy and sign your name as it appears on your stock certificates.  Executors, administrators, trustees, etc., should give their full titles.  All joint owners should sign.)

I (We) ☐ do ☐ do not expect to attend the Meeting.

Dated:___________, 2009.

Signature

Signature

PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

QuickLinks

East West Bancorp, Inc.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 28, 2009
East West Bancorp, Inc.
135 N. Los Robles Avenue, 7th Floor Pasadena, California 91101 (626) 768-6000
PROXY STATEMENT For ANNUAL MEETING OF STOCKHOLDERS To be held May 28, 2009
GENERAL INFORMATION
Important Notice Regarding Availability of Proxy Materials for the 2009 Annual Meeting of Stockholders to be Held on May 28, 2009
BENEFICIAL STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL NO. 1 ELECTION OF DIRECTORS The Board of Directors Recommends a Vote "For" All Nominees
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES .
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
DIRECTOR INDEPENDENCE/FINANCIAL EXPERTS
COMMITTEES OF THE BOARD OF DIRECTORS
CONSIDERATION OF DIRECTOR NOMINEES
COMMUNICATIONS WITH THE BOARD
EXECUTIVE SESSIONS
STOCK OWNERSHIP GUIDELINES
DIRECTOR COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
REPORT BY THE COMPENSATION COMMITTEE
COMPENSATION OF EXECUTIVE OFFICERS
RETIREMENT PLANS
NONQUALIFIED DEFERRED COMPENSATION
EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT BY THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Board of Directors Recommends a Vote "For" the Ratification of Auditors
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION The Board of Directors Recommends a Vote "For" the Approval of This Resolution
PROPOSALS OF STOCKHOLDERS
ANNUAL REPORT ON FORM 10-K
OTHER BUSINESS